                                                                   EXHIBIT 10.14

This agreement is made on 18 October , 2002 between:-

(1) Mr Inderjit Singh, Mr Kong Kah Chin, Mr Francis Swee Yong Khim and Mr Felix Joseph Gnanapragasam (together the "MANAGERS" and each a "MANAGER");

(2) 3i Group plc ("3i") and 3i Asia Pacific Technology LP ("3i APTECH" and, together with 3i, the "3i INVESTORS"); and

(3) EDB Investments Pte Ltd ("EDBI" and, together with 3i and 3i APTech, the "INVESTORS").

1.    SUPPLEMENTAL AGREEMENT

      This Agreement is supplemental to and is entered into contemporaneously with the Supplemental Investment Agreement (the "Supplemental Investment Agreement") of even date entered or to be entered into amongst (1) Infiniti Solutions Pte Ltd, (2) the Managers, (3) the 3i Investors and (4) EDBI.

2.    SALE AND TRANSFER OF ORDINARY SHARES

2.1 In consideration of the Investors agreeing to subscribe for the Relevant Shares in accordance with the Supplemental Investment Agreement, subject to Clause 2.4 below, the Managers jointly and severally agree with the Investors that on the occurrence of a Liquidity Event, they will sell and transfer to the Investors free from all liens, charges and other encumbrances and with all rights attaching thereto the Consideration Shares in the proportions indicated in column 2 of the table below at the aggregate price stated in column 3 of the table below:-

      (1)                        (2)                      (3)
Name of Investors      Number of Consideration      Aggregate Price
                   Shares to be sold and purchased     to be paid
3i                             171,429                  US$1.50

3i APTech                       57,142                  US$0.50

EDBI                           171,429                  US$1.50

2.2 The Managers jointly and severally agree that they will transfer or procure the transfer to the Investors of the relevant Consideration Shares free from all liens, charges and other encumbrances with all rights attaching thereto on completion of the relevant Liquidity Event.

2.3 The Managers jointly and severally undertake that the Consideration Shares shall prior to their transfer to the Investors be fully paid up.

2.4 The Managers shall be released and discharged from their obligation under Clause 2.1 and Clause 2.2 in any of the following situations:-

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      (i)   EBITDA of the Company for the financial year ending 31 December 2003 as shown in its audited account is more than US$12,000,000; and

      (ii) on the completion of the relevant Liquidity Event, without taking into account the Consideration Shares, the Investors' IRR is 30% or more.

3.    DEFINITIONS

      The Schedule will apply to this agreement.

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                                  THE SCHEDULE

                                   DEFINITIONS

1.1 All terms and references used in this agreement and which are defined or construed in the Original Investment Agreement or the Supplemental Investment Agreement but are not defined or construed in this agreement shall have the same meaning and construction in this agreement.

1.2   THE FOLLOWING DEFINITIONS APPLY IN THIS AGREEMENT:-

      Cashflows         (i)   All sums subscribed in, lent or advanced to any
                              member of the Group by the Investors on or (as from the relevant date or dates) after 30 November
                              2001;


                        (ii) all repayments, interest, redemptions, dividends and other distributions paid by the Company in respect of the A Preference Shares and the A Ordinary Shares at any time between 30 November 2001 and completion of the Liquidity Event; and

                        (iii) the value of all the A Preference Shares and the A
                              Ordinary Shares held by the Investors or any Connected Persons thereof at the time of the completion of the Liquidity Event which shall for the purpose be treated as a payment by the Company on the date of completion of the Liquidity Event;

                        For the purpose of this definition, all such Cashflows shall be calculated prior to the effect of any tax and for the avoidance of doubt the amounts received shall include any deductions or withholdings therefrom on account of tax, and in the case of dividends and other distributions, an amount equal to any advance corporation tax or equivalent payable by the Company and attributable to that dividend or distribution and shall further exclude any fees paid or payable to any of the Investors (or any Connected Person of any of the Investors) in respect of the Original

                                       3

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                        Investment Agreement and this agreement or the
                        appointment of any director of the Company or any of its subsidiaries.

Consideration Shares    The 400,000 Ordinary Shares in the capital of the
                        Company to be sold and transferred by the Managers to the Investors pursuant to Clause 2 hereof.

IRR                                                                         On a
                        Liquidity Event that annual percentage rate (calculated to the nearest two decimal points) which, when applied as a discount to the Cashflows received and/or paid by the Investors in each month gives a value nearest to zero when such discounted Cashflows are aggregated together.

                                                                            By
                        way of illustration, an example of the calculation of the IRR is as follows:-

    At                               2nd Tranche                           Liquidity
completion                                                                   Event
------------------------------------------------------------------------------------
Month 0     M1     M2...  ...  ...    M12       .......  ......  ......    M24
(US$27m)                            (US$6m)                                US$54m

IRR = 30.75%

Assumptions:
Month 0 = Investors inject US$27m into Company
Month 12 = Investors inject additional US$6m into Company
Month 24 = Investors receive gross proceeds of US$54m (dividends+ interests+cash or value of shares) from Liquidity Event
The IRR for investors = 30.75%

Excel IRR Formula used = (1+IRR (range of cell)^(12-1))

Liquidity Event         IPO, Trade Sale, the sale of all or substantially all of
                        the business and assets of the Company and the liquidation of the Company.

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The Managers

Signed by                          )
Mr Inderjit Singh                  )     /s/ Inderjit Singh
                                         ----------------------------

Signed by                          )
Mr Kong Kah Chin                   )     /s/ Kong Kah Chin
                                         -----------------------

Signed by                          )
Mr Francis Swee Yong Khim          )     /s/ Francis Swee Yong Khim
                                         ---------------------------------

Signed by                          )
Mr Felix Joseph Gnanapragasam      )     /s/ Felix Joseph Gnanapragasam
                                         --------------------------------

3i INVESTORS

Signed on behalf of                )
3i GROUP PLC                       )     /s/ Tan Cheng Sim
by   Tan Cheng Sim                       ---------------------------
                                   )      Authorised Signatory

Signed on behalf of                )
3i ASIA PACIFIC TECHNOLOGY LP      )
acting by its manager,             )
3i Investments plc                 )     /s/ Tan Cheng Sim
by   Tan Cheng Sim                       -----------------------
                                   )      Authorised Signatory

EDBI

Signed on behalf of                )
EDB INVESTMENTS PTE LTD            )     /s/ Liow Voon Kheong
by  Liow Voon Kheong                     ---------------------
                                   )     Authorised Signatory

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